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                                                                   EXHIBIT 10.38


            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

               This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of October 23, 1998 among CKE Restaurants, Inc., the Lenders and Banque Paribas, as Agent.

                                    RECITALS

               CKE Restaurants, Inc., a Delaware corporation (the "Borrower"), certain financial institutions (the "Lenders") and Banque Paribas, as agent (in such capacity, the "Agent") are parties to that certain Amended and Restated Credit Agreement, dated as of April 1, 1998 (as amended, restated supplemented or otherwise modified, the "Credit Agreement").

               Pursuant to that certain Subordinated Note Indenture dated as of March 13, 1998 between the Borrower and Chase Manhattan Bank and Trust Company, N.A., as trustee (the "Indenture"), the Borrower issued Convertible Subordinated Notes in the aggregate principal amount of $197,225,000 (the "Subordinated Notes").

               The Borrower now desires to redeem and repurchase certain of the Subordinated Notes and to use proceeds of Revolving Loans made under the Credit Agreement to consummate such redemption and repurchase (collectively, the "Redemption").

                The Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement in connection with the consummation of the Redemption, all as more fully described herein.

               The Agent and the Lenders have agreed to amend the Credit Agree-ment upon the terms and conditions set forth herein.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

               Section 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.



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               Section 2. AMENDMENTS. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                    (a) Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:

                         (i) The definition of "Consolidated EBITDA" contained
               in Section 1.1 of the Credit Agreement is hereby amended by in serting the following new clauses (v) and (vi) immediately after the comma appearing in the seventh line thereof:

                         plus (v) to the extent deducted in the calculation of
               Consolidated Net Income for such period, all extraordinary losses for such period, minus (vi) to the extent included in the calculation of Consolidated Net Income for such period, all extraordinary gains for such period.

                         (ii) the following new definition is hereby added to
               Section 1.1 of the Credit Agreement in proper alphabetical order:

                         "Permitted Redemption" shall mean the redemption and
               repurchase by the Borrower of Subordinated Notes for a purchase price not to exceed $85,000,000 in the aggregate, provided that
               (i) the purchase price paid by the Borrower for such Subordinated Notes shall be made at a discount equal to no less than 15% of the par value of such Subordinated Notes in the aggregate, (ii) no redemption or repurchase shall occur on or after the date that is 9 months after October 23, 1998 and (iii) any such Subordinated Notes that are redeemed and repurchased shall be delivered to the "trustee" under the Subordinated Note Indenture for cancellation and shall not be reissued.

                    (b) Use of Proceeds. Section 2.20 of the Credit Agreement is hereby amended by inserting the phrase "to redeem and repurchase Subordinated Notes in connection with the Permitted Redemption," immediately after the phrase "Credit Facility," as it appears in the third line of such section.

                    (c) Dividends. Section 7.7 of the Credit Agreement is hereby amended by amending and restating, in its entirety, clause (ii) of subsection
(b) thereof to read as follows:

                         (ii) declare and pay cash dividends to its stockholders
               and purchase, redeem, retire or otherwise acquire shares of its own outstanding capital stock for cash during any fiscal year of the Borrower if


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               after giving effect thereto the aggregate amount of such
               dividends, purchases, redemptions, retirements and acquisitions paid or made during such fiscal year would be less than the amount of (A) 30% of Consolidated Net Income of the Borrower for each fiscal year of the Borrower (commencing with the fiscal year ending January 26, 1998) up to and including the fiscal year immediately preceding the year in which such dividend, purchase, redemption, retirement or acquisition is paid or made, less (B) the aggregate amount of any sinking fund payments, payments, prepayments, redemptions, defeasances, and purchases or acquisitions for value paid pursuant to Section 7.10(d) during such fiscal year (excluding, however, the aggregate amount of payments made in connection with the Permitted Redemption), less
               (C) the aggregate amount of all such dividends, purchases, redemptions, retirements and acquisitions paid and made by the Borrower after January 26, 1998 through and including the end of such immediately preceding fiscal year; and.

               (d) Voluntary Payments. Section 7.10 of the Credit Agreement is hereby amended by amending and restating, in its entirety, subsection (d) thereof to read as follows:

                         (d) make or offer to make any sinking fund payment,
               payment, prepayment, redemption, defeasance, purchase or acquisi-tion for value (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or otherwise segregate funds with respect to the Subordinated Notes (other than (i) in connection with the Permitted Redemption, (ii) regularly scheduled semi-annual interest payments required to be made in cash and (iii) conversions of the Subordinated Notes into common stock of the Borrower) to the extent that the aggregate amount of all such sinking fund payments, payments, prepayments, redemptions, defeasances, and purchases or acquisitions for value would exceed the sum of (A) 30% of the Consolidated Net Income of the Borrower for each fiscal year of the Borrower (commencing with the fiscal year ending January 26, 1998 up to and including the fiscal year immediately preceding the year in which sinking fund payment, payment, prepayments redemption, defeasances, purchase or acquisition is made, less (B), together with the aggregate amount of all dividends, purchases, redemptions, retirements and acquisitions paid or made pursuant to Section 7.7(b)(ii), less (C) the aggregate amount of all such sinking fund payments, payments, prepayments, redemptions, defeasances, and purchases or acquisitions for value paid and made by the Borrower after January 26, 1998 through and including the end of such immediately preceding fiscal year.


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               Section 3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. The
effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                    (a) Amendment. This Amendment shall have been duly executed and delivered by the Borrower, the Agent and the Required Lenders; and

                    (b) Fee Letter. The Agent shall have received an executed copy of that certain Fee Letter, dated as of October 26, 1998 between the Agent and the Borrower, duly executed by the parties thereto.

               Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower repre-sents and warrants to the Agent and the Lenders, as of the date hereof, that both before and after giving effect to this Amendment:

                    (a) no Default or Event of Default has occurred and is continuing; and

                    (b) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those that expressly speak only as of a different date) are true and correct on and as of the date hereof.

               Section 5.  MISCELLANEOUS.

                    (a) EFFECT; RATIFICATION. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, consent or modification of any other term or condition of the Credit Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the other Loan Documents to the "Agreement" or the "Credit Agreement" shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.


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                    (b) LOAN DOCUMENTS. This Amendment is a Loan Document
executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                    (c) HEADINGS DESCRIPTIVE. The headings of the several Sections and Subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision or term of this Amendment.

                    (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                    (e) SEVERABILITY. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                    (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                    (g) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.


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               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                                         CKE RESTAURANTS, INC.


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         BANQUE PARIBAS, as Agent and as a
                                         Lender


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         BANK BOSTON, N.A.


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


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                                         BANK LEUMI (USA)


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         BANK OF MONTREAL


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         BANK UNITED


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



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                                         BANK AUSTRIA CREDITANSTALT CORPORATE
                                         FINANCE, INC.


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         FIRST AMERICAN NATIONAL BANK


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         FIRST BANK & TRUST


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


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                                         FLEET NATIONAL BANK


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         MANUFACTURERS BANK


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


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                                         NATEXIS BANQUE - BFCE


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         NATIONAL BANK OF KUWAIT, S.A.K.,
                                         GRAND CAYMAN BRANCH


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


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                                         SUMITOMO BANK OF CALIFORNIA


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         THE DAI-ICHI KANGYO BANK, LTD.,
                                         LOS ANGELES AGENCY


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


                                         THE FUJI BANK LIMITED, LOS ANGELES
                                         AGENCY


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                         LOS ANGELES AGENCY


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


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                                         THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LTD., LOS ANGELES AGENCY


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         THE SANWA BANK, LIMITED


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         THE SUMITOMO TRUST & BANKING CO., LTD.,
                                         NEW YORK BRANCH


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         U.S. BANK NATIONAL ASSOCIATION


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________


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                                         VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                         INCOME TRUST


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         WELLS FARGO BANK


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



                                         CENTURA BANK


                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________



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